                                                                    EXHIBIT 10.1



                          AMENDED SCHEDULE OF ADVANCES

          This Schedule supplements the Note dated January 12, 2001 by and between AXCESS Inc. as Maker and VennWorks LLC as Payee. The Maker hereby acknowledges receipt of the advances in the amount and on the dates set forth below, all of which shall be included as "Principal" under, and be governed by the terms and conditions of, said Note.


Date of Advance    Amount of Advance  % Interest      Receipt Acknowledged
-----------------  -----------------  -----------  ---------------------------

01/19/01                    $ 85,000         9.0%  By:                          /S/ JAMES R. CRAIG
                                                       ---------------------------------------------------
                                                   James R. Craig, Chief Financial Officer and Secretary

01/26/01                    $264,000         9.0%  By:                          /S/ JAMES R. CRAIG
                                                       ---------------------------------------------------
                                                   James R. Craig, Chief Financial Officer and Secretary

02/02/01                    $ 75,000         8.5%  By:                          /S/ JAMES R. CRAIG
                                                       ---------------------------------------------------
                                                   James R. Craig, Chief Financial Officer and Secretary

02/09/01                    $254,000         8.5%  By:                          /S/ JAMES R. CRAIG
                                                       ---------------------------------------------------
                                                   James R. Craig, Chief Financial Officer and Secretary

02/16/01                    $ 75,000         8.5%  By:                          /S/ JAMES R. CRAIG
                                                       ---------------------------------------------------
                                                   James R. Craig, Chief Financial Officer and Secretary

02/23/01                    $254,000         8.5%  By:                          /S/ JAMES R. CRAIG
                                                       ---------------------------------------------------
                                                   James R. Craig, Chief Financial Officer and Secretary

03/02/01                    $ 75,000         8.5%  By:                          /S/ JAMES R. CRAIG
                                                       ---------------------------------------------------
                                                   James R. Craig, Chief Financial Officer and Secretary

03/09/01                    $254,000         8.5%  By:                          /S/ JAMES R. CRAIG
                                                       ---------------------------------------------------
                                                   James R. Craig, Chief Financial Officer and Secretary

03/16/01                    $ 75,000         8.5%  By:                          /S/ JAMES R. CRAIG
                                                       ---------------------------------------------------
                                                   James R. Craig, Chief Financial Officer and Secretary

03/23/01                    $150,000         8.0%  By:                          /S/ JAMES R. CRAIG
                                                       ---------------------------------------------------
                                                   James R. Craig, Chief Financial Officer and Secretary

03/30/01                    $100,000         8.0%  By:                          /S/ JAMES R. CRAIG
                                                       ---------------------------------------------------
                                                   James R. Craig, Chief Financial Officer and Secretary

04/06/01                    $150,000         8.0%  By:                          /S/ JAMES R. CRAIG
                                                       ---------------------------------------------------
                                                   James R. Craig, Chief Financial Officer and Secretary

04/30/01                    $250,000         8.0%  By:                          /S/ JAMES R. CRAIG
                                                       ---------------------------------------------------
                                                   James R. Craig, Chief Financial Officer and Secretary

05/04/01                    $ 50,000         8.0%  By:                          /S/ JAMES R. CRAIG
                                                       ---------------------------------------------------
                                                   James R. Craig, Chief Financial Officer and Secretary

05/14/01                    $170,000         8.0%  By:                          /S/ JAMES R. CRAIG
                                                       ---------------------------------------------------
                                                   James R. Craig, Chief Financial Officer and Secretary

05/22/01                    $200,000         8.0%  By:                          /S/ JAMES R. CRAIG
                                                       ---------------------------------------------------
                                                   James R. Craig, Chief Financial Officer and Secretary

06/04/01                    $200,000         8.0%  By:                          /S/ JAMES R. CRAIG
                                                       ---------------------------------------------------
                                                   James R. Craig, Chief Financial Officer and Secretary

06/21/01                    $ 50,000         8.0%  By:                          /S/ JAMES R. CRAIG
                                                       ---------------------------------------------------
                                                   James R. Craig, Chief Financial Officer and Secretary